Exhibit 10.49

Pilgrim’s Pride Corporation

First Amendment to Limited Duration Waiver Agreement

This First Amendment to Limited Duration Waiver Agreement (herein, the “Amendment”) is made as November 25, 2008, by and among Pilgrim’s Pride Corporation, a Delaware corporation (the “Company”), To-Ricos, Ltd., a Bermuda company (“To-Ricos”), To-Ricos Distribution, Ltd., a Bermuda company (“To-Ricos Distribution”; and together with To-Ricos, the “Foreign Borrowers”; the Company and the Foreign Borrowers collectively, the “Borrowers” and individually, a “Borrower”), the Banks party hereto, and Bank of Montreal, a Canadian chartered bank acting through its Chicago branch, as administrative agent for the Banks (the “Agent”).

Recitals:

         A.The Borrowers, the Banks and the Agent are parties to that certain Limited Duration Waiver Agreement dated as of October 26, 2008 (the “Waiver Agreement”).

         B.Pursuant to the Waiver Agreement the Required Banks agree, among other things, to waive the Subject Default during the period ending November 26, 2008.

         C.The Borrowers has requested that the Required Banks amend the Waiver Agreement to extend the Scheduled Waiver Expiration Date and to amend certain other provisions thereof, and the Required Banks are willing to do so subject to the terms and conditions set forth herein.

Accordingly, subject to the satisfaction of the conditions precedent set forth below, the Borrowers and the Required Banks agree as follows:

Now, Therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.Incorporation of Recitals; Defined Terms.  The Borrowers acknowledge that the Recitals set forth above are true and correct in all material respects.  The defined terms in the Recitals set forth above are hereby incorporated into this Amendment by reference.  All other capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Waiver Agreement.

2.Amounts Owing.  The Borrowers acknowledge and agree that the principal amount of Loans, Reimbursement Obligations and L/Cs as of November 25, 2008, is $310,795,372 ($0 in Bid Loans, $199,526,529 in Revolving Credit Loans, $0 in Swing Loans, $0 in Bond Reimbursement Obligations, $25,239,727 in the Bond L/C, $0 in Reimbursement Obligations, and $86,029,116 in issued and currently undrawn L/Cs), and such amount (together with interest and fees thereon) is justly and truly owing by the Borrowers without defense, offset or counterclaim.

          3.Amendment of Section 3 of the Waiver Agreement.  Section 3 of the Waiver Agreement shall be amended to read as follows:

    3.Limited Duration Waiver.  Subject to the terms and conditions contained in this Agreement, the Required Banks waive the Subject Default but only for the period (the “Waiver Period”) beginning October 28, 2008, and ending at 12:00 Noon, Chicago time, on December 1, 2008 (the “Scheduled Waiver Expiration Date”).  The foregoing waiver shall become null and void on the Scheduled Waiver Expiration Date and from and after the Scheduled Waiver Expiration Date the Agent and the Banks shall have all rights and remedies available to them as a result of the occurrence of the Subject Default as though this waiver had never been granted.

          4.Amendment of the Waiver Agreement.  The definition of "Subject Default" in the Waiver Agreement shall be amended to include the Indenture Payment Event (as defined below).

          5.Acknowledgement of Liens.  The Company hereby acknowledges and agrees that all indebtedness, obligations and liabilities of the Borrowers, or any of them, owing to the Agent and the Banks arising out of or in any manner relating to the Loan Documents, as well as all Hedging Liability and Funds Transfer and Deposit Account Liability, shall continue to be secured by liens and security interests on all of the Collateral pursuant to the Loan Documents heretofore or hereafter executed and delivered by the Company, and nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for thereby as to the indebtedness, obligations, and liabilities which would be secured thereby prior to giving effect to this Amendment.

          6.Representations and Warranties.  The Borrowers represent and warrant to the Agent and the Banks that:

    (a)each Borrower has full right and authority to enter into this Amendment and to perform all of its obligations under the Waiver Agreement as amended hereby;

    (b)this Amendment and the performance or observance by the Borrowers of any of the matters and things herein provided for do not (i) contravene or constitute a default under any provision of law or any judgment, injunction, order or decree binding upon any Borrower or any provision of the organizational documents (e.g., certificate or articles of incorporation and by-laws) of any Borrower, or (ii) contravene or constitute a default under any covenant, indenture or agreement of or affecting any Borrower or any of its Property;

    (c)the obligations of each Borrower and the Guarantor under the Waiver Agreement as amended hereby are legal, valid, enforceable (except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally) and subsisting and not subject to set-off, defense (other than payment) or counterclaim;

    (d)no Potential Default or Event of Default has occurred and is continuing, other than the Subject Default;

    (e)the Company’s indebtedness, obligations and liabilities to the Agent and the Banks under the Loan Documents constitute “Designated Senior Indebtedness” as defined in the First Supplemental Indenture dated as of January 24, 2007, between the Company and Wells Fargo Bank, National Association, as Trustee, relating to the Company’s 8-3/8% Senior Subordinated Notes due 2017; and

    (f)the Company has decided that during the Waiver Period as extended by this Amendment it will not pay any interest on its 8-3/8% Senior Subordinated Notes due 2017 or its 7-5/8% Senior Notes due May-1, 2015 (the "Indenture Payment Event").

          7.Release.  For value received, including without limitation, the agreements of the Banks in this Amendment, each Borrower hereby releases the Agent and each Bank, its current and former shareholders, directors, officers, agents, employees, attorneys, consultants, and professional advisors (collectively, the “Released Parties”) of and from any and all demands, actions, causes of action, suits, controversies, acts and omissions, liabilities, and other claims of every kind or nature whatsoever, both in law and in equity, known or unknown, which such Borrower has or ever had against the Released Parties from the beginning of the world to this date arising in any way out of the existing financing arrangements between the Borrowers and the Banks, and each Borrower further acknowledges that, as of the date hereof, it does not have any counterclaim, set-off, or defense against the Released Parties, each of which each Borrower hereby expressly waives.

          8.Waiver Agreement Remains Effective.  Except as expressly set forth in this Amendment, the Waiver Agreement and all of the obligations of the Borrowers thereunder, the rights and benefits of the Agent and Banks thereunder, and the liens and security interests created thereby remain in full force and effect.  Without limiting the foregoing, each Borrower agrees to comply with all of the terms, conditions, and provisions of the Waiver Agreement except to the extent such compliance is irreconcilably inconsistent with the express provisions of this Amendment.  This Amendment intended by the Banks as a final expression of their agreement and is intended as a complete and exclusive statement of the terms and conditions of this agreement.

          9.Fees and Expenses.  The Company shall pay on demand all fees and expenses (including attorneys’ fees) incurred by the Agent and its counsel, special counsel to the Banks and counsel to each Bank in connection with this Amendment and the other instruments and documents being executed and delivered in connection herewith, and all fees and expenses of counsel to the Agent and special counsel to the Banks with respect to the credit facilities subject to the Credit Agreement.

          10.Conditions Precedent.  The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

    (a)the Borrowers, the Agent, and the Required Banks shall have executed and delivered this Amendment, and the Guarantor shall have executed and delivered its reaffirmation, acknowledgment, and consent in the space provided for that purpose below, on  or before November __, 2008;

    (b)the Agent shall have received a copy of a fully executed amendment to the CoBank Limited Duration Waiver extending the waiver under the CoBank Limited Duration Waiver of any default under  the CoBank Credit Agreement that is analogous to the Subject Default for a period ending no earlier that the Scheduled Waiver Expiration Date as extended by this Amendment, which amendment shall not contain or add to the CoBank Limited Duration Waiver any other terms or provisions that are not contained in the Waiver Agreement as amended by this Amendment or that are inconsistent with the terms of the Waiver Agreement as amended by this Amendment or that are more favorable to the lenders under the CoBank Credit Agreement than the terms of the Waiver Agreement as amended by this Amendment are favorable to the Banks, and which otherwise shall be in form and substance reasonably satisfactory to the Agent, and such amendment to the CoBank Limited Duration Waiver shall be effective;

    (c)the Agent shall have received a copy of a fully executed amendment to the Fairway Limited Duration Waiver extending the waiver thereunder of any default under the Receivables Purchase Agreement that is analogous to the Subject Default for a period ending no earlier that the Scheduled Waiver Expiration Date as extended by this Amendment, agreeing to extend the existing amendments to the Amended and Restated Receivables Purchase Agreement during the Waiver Period and agreeing to continue to provide credit thereunder during the Waiver Period as extended by this Amendment, which limited duration waiver shall not contain any other terms or provisions that are not contained in the Waiver Agreement as amended by this Amendment or that are inconsistent with the terms of the Waiver Agreement as amended by this Amendment or that are more favorable to the lenders under the Receivables Purchase Agreement than the terms of the  Waiver Agreement as amended by this Amendment are favorable to the Banks, and which otherwise shall be in form and substance reasonably satisfactory to the Agent, and such amendment to the Fairway Limited Duration Waiver shall be effective; and

    (d)the payment of the current legal fees and expenses referred to in Section 8 above.

          11.Miscellaneous.  By its acceptance hereof, each Borrower hereby represents that it has the necessary power and authority to execute, deliver, and perform the undertakings contained herein, and that this Amendment constitutes the valid and binding obligation of each Borrower enforceable against it in accordance with its terms.  Any provision of this Amendment held invalid, illegal, or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality, or unenforceability without affecting the validity, legality, and enforceability of the remaining provision hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.  The parties hereto hereby acknowledge and agree that this Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.  Unless otherwise expressly stated herein, the provisions of the Waiver as amended by this Amendment shall survive the termination of the Waiver Period as extended by this Amendment.  This Amendment may be executed in counterparts and by different parties on separate counterpart signature pages, each of which constitutes an original and all of which taken together constitute one and the same instrument.  Delivery of executed counterparts of this Amendment by telecopy shall be effective as an original.  This Amendment shall be governed by Illinois law and shall be governed and interpreted on the same basis as the Waiver Agreement.

[Signature Pages to Follow]

2538687 01 02.doc
1078278/RLC
DALDMS/652628.1

This First Amendment to Limited Duration Waiver Agreement is entered into as of the date and year first above written.

“Borrowers”

Pilgrim’s Pride Corporation

By /s/ Richard A. Cogdill
Its Chief Financial Officer

To-Ricos, Ltd.

By /s/ Richard A. Cogdill
Its Executive Vice President, Treasurer and Assistant Secretary

To-Ricos Distribution, Ltd.

By /s/ Richard A. Cogdill
Its Executive Vice President, Treasurer and Assistant Secretary

Accepted and agreed to.

Bank of Montreal, as Agent

By /s/ David J. Bechstein
Its Vice President

BMO Capital Markets Financing, Inc., individually and as Swing Bank

By /s/ David J. Bechstein
Its Vice President

SunTrust Bank

By/s/ Janet R. Naifeh
Its Senior Vice President

U.S. Bank National Association

By/s/ Dale L. Welke
Its Vice President

Wells Fargo Bank National Association

By/s/ Roger Fruendt
Its Vice President

ING Capital LLC

By /s/ Lina A. Garcia
Its Vice President

Credit Suisse, Cayman Islands Branch

By
Its

By
Its

Bank of America N.A.

By /s/ Patrick Honey
Its Senior Vice President

CALYON New York Branch

By/s/ illegible
Its Managing Director

By/s/ illegible
Its Managing Director

Natixis New York Branch

By /s/ Vincent Lauras
Its Managing Director

By /s/ Stephen A. Jendra
Its Managing Director

JP Morgan Chase Bank, N.A.

By/s/ Stephanie Parker
Its Executive Director

Deutsche Bank Trust Company Americas

By
Its

By
Its

First National Bank of Omaha

By /s/ Wade Horton
Its Vice President

Reaffirmation, Acknowledgement, and Consent of Guarantor

The undersigned, Pilgrim Interests, Ltd., a Texas limited partnership (the “Guarantor”), has executed and delivered a Second Amended and Restated Guaranty Agreement dated as of February 8, 2007 (the “Guaranty”) to the Banks.  As an additional inducement to and in consideration of the Banks’ acceptance of the First Amendment to Limited Duration Waiver Agreement dated as of October 26, 2008 (the “Amendment”), the Guarantor hereby agrees with the Banks as follows:

1.The Guarantor consents to the execution of the Amendment by the Borrowers and acknowledges that this consent is not required under the terms of the Guaranty and that the execution hereof by the Guarantor shall not be construed to require the Banks to obtain the Guarantor’s consent to any future amendment, modification or waiver of any term of the Credit Agreement except as otherwise provided in said Guaranty.  The Guarantor hereby agrees that the Guaranty shall apply to all indebtedness, obligations and liabilities of the Borrowers to the Banks, the Agent and the L/C Issuers under the Credit Agreement. The Guarantor further agrees that the Guaranty shall be and remain in full force and effect.

2.All terms used herein shall have the same meaning as in the Amendment.

Dated as of November 25, 2008.

DALDMS/652628.1

Pilgrim Interests, Ltd.

By /s/ Lonnie A. Pilgrim
Lonnie A. Pilgrim, as trustee of the Lonnie A. Pilgrim 1998 Revocable Trust created by agreement dated September 9, 1998, as amended
Its General Partner

By /s/ Lonnie Ken Pilgrim
Lonnie Ken Pilgrim
Its General Partner

Who Represent and Warrant that they have Authority to Bind the Partnership

Pilgrim Interests, Ltd.

By /s/ Lonnie A. Pilgrim
Lonnie A. Pilgrim, as trustee of the Lonnie A. Pilgrim 1998 Revocable Trust created by agreement dated September 9, 1998, as amended
Its General Partner

By /s/ Lonnie Ken Pilgrim
Lonnie Ken Pilgrim
Its General Partner

Who Represent and Warrant that they have Authority to Bind the Partnership

Signature Page
Pilgrim’s Pride Corporation
Reaffirmation, Acknowledgement, and Consent of Guarantor attached to
First Amendment to Limited Duration Waiver Agreement
DALDMS/652628.1